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                       SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549

                       ----------------------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934



                               NOVEMBER 24, 1998
                               -----------------
                Date of Report (Date of earliest event reported)


                            PAYLESS SHOESOURCE, INC.
                        --------------------------------
             (Exact Name of Registrant as Specified in its Charter)



                                   1-14770
                            (Formerly File Numbers
         DELAWARE           1-111633 and 333-50577)           43-1813160

       ------------         ----------------------            ----------
   (State of Organization)   (Commission File Number)         (IRS Employer
                                                        Identification No.)


                          3231 Southeast Sixth Street
                           Topeka, Kansas 66607-2207
                         -----------------------------
        (Address of Registrant's Principal Executive Office) (Zip Code)


                                 (785) 233-5171
                                 --------------
              (Registrant's telephone number, including area code)
















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Item 5. Other Events.
        ------------

     On November 24, 1998, Payless ShoeSource, Inc., a Delaware corporation (the "Company"), announced that the Company completed a $67 million financing through a private placement of unsecured notes issued by a wholly owned subsidiary in five, seven and ten year maturities. A copy of the Company's press release, dated November 24, 1998 is attached hereto as Exhibit 99.1 and is incorporated herein by reference.


Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.
        ------------------------------------------------------------------

     Financial Statements.

          None.

     Pro Forma Financial Information.

          None.

     Exhibits.

          99.1      Press Release, dated November 24, 1998.
































                                       2
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                                  SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.


                                               PAYLESS SHOESOURCE, INC.


Date: November 24, 1998                 By:/s/ Ullrich E. Porzig
-----------------------                 --------------------------------
                                             Ullrich E. Porzig
                                             Senior Vice President,
                                             Chief Financial Officer and
                                             Treasurer








































                                       3
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                                 EXHIBIT INDEX

Exhibit No.    Exhibit
-----------    -------


99.1           Press Release, dated November 24, 1998.


















































                                       4
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                   PRESS RELEASE, DATED NOVEMBER 24, 1998






























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                                                            EXHIBIT 99.1


For Immediate Release               Contact: Steve Frazier (785) 295-6078

PAYLESS SHOESOURCE ANNOUNCES COMPLETION OF
$67 MILLION PRIVATE PLACEMENT

     Topeka, Kan., Nov. 24, 1998   Payless ShoeSource, Inc. (NYSE:PSS)
today announced that the company completed a $67 million financing through a private placement of unsecured notes issued by a wholly owned subsidiary in five, seven and ten year maturities.

     Proceeds from the financing are intended to be used for general corporate purposes including the funding of a portion of the company's previously announced $500 million stock repurchase program. Other sources of funding for the repurchase program may include cash on hand and operating cash flow. At the end of the third quarter, Payless had already purchased 1.5 million shares at a cost of about $68 million. The company plans to continue to repurchase shares from time to time dependent upon market conditions and changes in the company's operating performance and capital spending programs.

     The financing consists of an aggregate of $15 million of senior notes maturing in November 2003, $22 million of senior notes maturing in November 2005 and $30 million of senior notes maturing in November 2008. Principal is due at the respective maturity dates.

     The notes have not been and will not be registered under the Securities Act of 1933 and may not be offered or sold in the United States without registration or an applicable exemption from registration requirements. This announcement does not constitute an offer to sell or a solicitation to buy the notes or any other securities of the company.

     Payless ShoeSource, Inc., is North America's largest family footwear retailer. The company operates 4,327 Payless ShoeSource stores offering quality family footwear at affordable prices. Payless also operates 212 Parade of Shoes stores featuring fashionable women's footwear.

     This press release contains forward-looking statements that are subject to risks and uncertainties. Forward-looking statements include management's present intentions and expectations of the use of the debt financing and the company's ability and timing to repurchase Payless common shares. A variety of known and unknown risks, uncertainties and other factors could cause actual results and expectations to differ materially from the anticipated results or expectations. Risks include consumer preferences, market conditions, weather patterns, changes in duties, tariffs or quotas, changes in relationships with, and conditions in, foreign countries from which Payless sources product, and foreign and domestic economic conditions. Additional information concerning a number of factors that could cause actual results to differ materially from the information contained in this release can be found in the 1997 Annual Report to Shareowners and the Company's Form 10-K for fiscal 1997 and its Form 10-Q for the fiscal quarter ended August 1, 1998, as filed with the Securities and Exchange Commission.


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